UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2019

SYSOREX, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55924	68-0319458
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13880 Dulles Corner Lane Suite 175 Herndon, Virginia	20171
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 800-929-3871

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
N/A	N/A	N/A

Item 1.01 Entry into a Material Definitive Agreement.

Sysorex, Inc. (the “Company”) and Chicago Venture Partners, L.P. (“CVP”) entered into an amendment to convertible promissory note as of December 31, 2019 (the “Amendment”), pursuant to which the maturity date of that certain Convertible Promissory Note, dated December 31, 2018 (the “Note”), was further extended from December 31, 2019 to March 31, 2020 (the “Extension”). In consideration of CVP’s grant of the Extension and entering into the Amendment, an extension fee in the amount of $33,134.73 was added to the outstanding balance of the Note.

The description of the Amendment is a summary only, is not intended to be complete, and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed herewith as Exhibit 10.1 and which is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K, to the extent required by this Item 2.03, is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Mr. Douglas Cole to the Board of Directors

On December 31, 2019, the Board of Directors (the “Board”) of the Company increased the size of the Board to three (3) directors and appointed Mr. Douglas Cole to fill the vacancy on the Board resulting from the increased Board size. Mr. Cole will serve as a director in accordance with the Company’s Bylaws until his successor shall have been duly elected and qualified or his earlier resignation, removal or death.

There was no understanding or arrangement between Mr. Cole and any other person pursuant to which Mr. Cole was elected as a director. Mr. Cole is not party to any transaction, or series of transactions, required to be disclosed pursuant to Item 404(a) of Regulation S-K. Mr. Cole will participate in the Company’s director compensation program for non-employee directors, pursuant to which he will receive an annual fee of $30,000 payable quarterly, commencing in the quarter ending March 31, 2020, and will enter into the Company’s standard form of indemnification agreement. The Company does not have any standing Board committees.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Amendment to Convertible Promissory Note

10.2+	Form of Indemnification Agreement (1)

+ Management contract or compensatory plan or arrangement.

(1) Incorporated by reference to Exhibit 10.8 to the Form 10-12G/A filed by the Company with the U.S. Securities and Exchange Commission on August 13, 2018.

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment to Convertible Promissory Note

10.2+	Form of Indemnification Agreement (1)

+ Management contract or compensatory plan or arrangement.

(1) Incorporated by reference to Exhibit 10.8 to the Form 10-12G/A filed by the Company with the U.S. Securities and Exchange Commission on August 13, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYSOREX, INC.

Date: January 2, 2020	By:	/s/ Zaman Khan
	Name:	Zaman Khan
	Title:	Chief Executive Officer

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